DELAWARE LIFE MASTERS PRIME VARIABLE ANNUITY SM

Issued by

DELAWARE LIFE INSURANCE COMPANY
DELAWARE LIFE VARIABLE ACCOUNT F

Supplement dated October 13, 2020
to the Prospectus dated April 29, 2020, as revised May 1, 2020

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE CURRENT PROSPECTUS FOR YOUR CONTRACT DATED APRIL 29, 2020, as revised May 1, 2020
This Rate Sheet Prospectus Supplement (the “Supplement” or “Rate Sheet Supplement”) amends certain information contained in the Delaware Life Masters Prime Variable AnnuitySM Prospectus dated April 29, 2020, as revised May 1, 2020 (the “Prospectus”) and replaces and supersedes the previous Supplement dated April 29, 2020.
For applications accompanied by funding for the Contract received by us in Good Order on or before October 26, 2020, the current GLWB Fee Rate is 0.30% quarterly (1.20% annually).
For applications signed on or after October 27, 2020, all references in the Prospectus to the current GLWB Fee Rate being 0.30% quarterly (1.20% annually) are revised to reflect the current GLWB Fee Rate being 0.375% quarterly (1.50% annually).  In addition, application of the new current GLWB Fee Rate would cause the numbers to be different in the hypothetical example of how the GLWB works on page 44 of the Prospectus.
Capitalized terms not defined in this Supplement have the same meaning as set forth in the Prospectus.
We are issuing this Supplement to provide the current Lifetime Withdrawal Percentages (the “LW%”), Bonus Rates (“BR%”) associated with the GLWB, and the GLWB Fee that we are offering. This supplement replaces and supersedes any previously issued Rate Sheet Supplement(s) and must be accompanied by, and used in conjunction with, the current variable annuity prospectus. It should be read and retained with the current variable annuity prospectus.
If you would like another copy of the current Prospectus, including any historical rates and fees, please call us at (877) 253-2323. The Prospectus and this Supplement can also be found on the U.S. Securities and Exchange Commission’s website (www.sec.gov) by searching File No. 333-225901.

If we file a new Rate Sheet Supplement, the terms of this Supplement will be superseded by the terms of the new Supplement. The terms of a Rate Sheet Supplement with no specified end date may not be amended unless we provide a minimum of 10 business days prior notice.

The LW% and BR% rates and GLWB Fee below apply for applications signed on or after October 27, 2020. We must also receive your completed application within 7 calendar days of signing and the Contract must be funded within 60 calendar days of signing. If these conditions are not met, your application will be considered not In Good Order. If you decide to proceed with the purchase of the Contract, additional paperwork may be required to issue the Contract with the applicable LW%, BR% rates and GLWB Fee in effect at that time.

LW%

The Lifetime Withdrawal Percentage is based on the age of the youngest GLWB Covered Person on the Income Start Date and on the date of any subsequent Step-Up, as shown in the table below.

Age on Your Income Start Date and any Subsequent Step-Up date *	Lifetime Withdrawal Percentage Single-Life Coverage	Lifetime Withdrawal Percentage Joint-Life Coverage
<55	0.00%	0.00%
55-59	3.65%	3.05%
60-64	4.15%	3.55%
65-74	5.30%	4.70%
75-79	5.65%	5.05%
80-84	6.15%	5.55%
85+	6.65%	6.05%

* If you elect joint-life coverage, the age ranges are based upon the age of the younger spouse as described under “Joint-Life Coverage.”
BR%

On each Contract Anniversary during a Bonus Period, we will calculate a Bonus Amount that may be added to the Withdrawal Benefit Base. The Bonus Amount will be equal to the current Bonus Base multiplied by the Bonus Rate. Currently, the Bonus Rate is 6.25%.

GLWB FEE

The GLWB Fee is deducted from the Contract Value on the last Valuation Period of each Contract Quarter. The GLWB Fee is calculated by multiplying the GLWB Fee Rate by the Withdrawal Benefit Base. For applications signed on and after October 27, 2020, the current GLWB Fee is 0.375% quarterly (1.50% annually) and will never exceed the Maximum GLWB Fee Rate, currently 0.4875% quarterly (1.95% annually).

If you have any questions regarding this Supplement, please call the Service Center toll-free at (877) 253-2323 or write to us by mail - Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581; by express mail - Delaware Life Insurance Company, Mail Zone 581, 5801 S.W. 6th Avenue, Topeka, KS 66636, and by facsimile at (785) 286-6118.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.